VALIC Company I
Supplement to the Statement of Additional Information (“SAI”)
dated October 1, 2011, as amended and supplemented to date
The following disclosure is hereby inserted on page 89 of the SAI immediately following the section entitled “Index Funds”:
“Supplemental Information about the Index Funds
The Mid Cap Index Fund, NASDAQ-100 Index Fund, Small Cap Index Fund and Stock Index Fund (collectively, the “Index Funds”) each seek to provide investment results that closely correspond to the performance of the Index Fund’s respective target index. Both VALIC and SAAMCo, the investment adviser and subadviser to the Index Funds, respectively, are indirect wholly-owned subsidiaries of American International Group, Inc. (“AIG”). The Index Funds are permitted to trade in AIG stock to the extent AIG stock is represented in the targeted index.”
Date: October 28, 2011